                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2006
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                       0-3319                   13-1784308
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(State or other jurisdiction          (Commission                (IRS Employer
      of incorporation)               File Number)            Identification No.)

11550 West King Street, Franklin Park, IL                                60131
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03   MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

      The disclosure included under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

      At a special meeting of shareholders of Del Global Technologies Corp. (the
"Corporation") held on November 17, 2006, following appropriate authorization by the Corporation's board of directors at a meeting held on September 25, 2006, the Corporation's shareholders approved an Amendment of the Certificate of
Incorporation of the Corporation (the "Amendment") to increase the number of authorized shares of the Corporation's common stock, par value $.10 per share, from twenty million (20,000,000) shares to fifty million (50,000,000) shares.
The Amendment became effective on November 20, 2006, when, pursuant to section
805 of the Business Corporation Law of the State of New York, a Certificate of
Amendment of the Certificate of Incorporation of the Corporation, in the
appropriate form, was signed and delivered to the Department of State of the
State of New York.

      The authorization to issue additional shares of common stock does not, in itself, affect the rights of shareholders. However, the issuance of additional shares of common stock may, among other things, have a dilutive effect on the voting power, earnings per share and equity of present holders of the
Corporation's common stock. The actual effect of such an issuance on present holders of the Corporation's common stock cannot be ascertained until such an issuance occurs.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS

            Exhibit No.       Exhibits
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            3.1               Certificate of Amendment of the Certificate of
                              Incorporation of Del Global Technologies Corp.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                     -------------------------------------------
                                                    (Registrant)

Date: November 22, 2006              By: /s/ Mark A. Zorko
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                                         Mark A. Zorko
                                         Secretary

                                  EXHIBIT INDEX

            Exhibit No.       Exhibits
            -----------       --------

            3.1               Certificate of Amendment of the Certificate of
                              Incorporation of Del Global Technologies Corp.